RESEARCH AND DEVELOPMENT	12 Months Ended
Jun. 29, 2018
Research and Development [Abstract]
RESEARCH AND DEVELOPMENT
NOTE 17: RESEARCH AND DEVELOPMENT
Company-sponsored research and development costs are expensed as incurred. These costs were $311 million and $310 million in fiscal 2018 and 2017, respectively, and are included in the “Engineering, selling and administrative expenses” line item in our Consolidated Statement of Income. Customer-sponsored research and development costs are incurred pursuant to contractual arrangements, principally U.S. Government-sponsored contracts requiring us to provide a product or service meeting certain defined performance or other specifications (such as designs), and are accounted for principally by the cost-to-cost POC method. Customer-sponsored research and development is included in our revenue and cost of product sales and services.